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                                                                    EXHIBIT 10.1



                                                                  EXECUTION COPY

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

        AMENDMENT dated as of June 29, 1998 to the Credit Agreement dated as of July 8. 1997 (the "CREDIT AGREEMENT") among UNIVERSAL HEALTH SERVICES, INC. (the "BORROWER"), the BANKS party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as the Agent (the "AGENT").

                                     W I T N E S S E T H :

        WHEREAS, as contemplated by Section 2.19 of the Credit Agreement, the Borrower wished to increase the aggregate amount of the Commitments by $100,000,000 to an aggregate amount of $400,000,000;

        WHEREAS, the Banks listed on the signature pages hereof are willing to increase their respective Commitments to the respective amounts set forth opposite their names on the signature pages hereof, resulting in an aggregate increase in their respective Commitments equal to the $100,000,000 increase requested by the Borrower;

        WHEREAS, the parties hereto desire to enter into this Amendment to serve as the agreement contemplated by Section 2.19(d)(i) to memorialize such increase in the Commitments, and this Amendment is satisfactory in form and substance to the Agent for such purpose; and

        WHEREAS, at the date hereof there are no Loans outstanding under the Agreement;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each similar reference and each reference to "this Agreement" and each similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

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        SECTION 2. Increases in Commitments. With effect from and including the
    Amendment Effective Date (as defined in Section 6 below), (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Bank") shall become a Bank party to the Agreement and (ii) the Commitment of each Bank listed on the signature pages hereof shall be the amount set forth opposite its name on the signature pages hereof, as such amount may be changed from time to time subsequent to the Amendment Effective Date pursuant to Section 2.09, 2.11 or 2.06(c) of the Credit Agreement. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of
    Section 8.03 and 9.03 of the Agreement shall continue to inure to the benefit of such Bank.

        SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

        SECTION 4 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 5 Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        SECTION 6 Effectiveness. This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

         (a) the Agent shall have received from each of the Borrower and the Banks listed on the signature pages hereof a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

        (b) the Agent shall have received a duly executed Note for the New Bank ( a "New Note"), dated on or before date of effectiveness hereof and otherwise in compliance with Section 2.05 of the Agreement;

         (c) the Agent shall have received an opinion of the General Counsel of the Borrower, substantially to the effect of paragraphs 2 and 3 of Exhibit E-2 to the Credit Agreement with reference to this Amendment and the Credit Agreement as amended hereby; and

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        (d) the Agent shall have received a certified copy of action by the
        Board of Directors of the Borrower authorizing the increase in the aggregate amount of the Commitments effected pursuant to this Amendment.
                                       3

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                         UNIVERSAL HEALTH SERVICES, INC

                                             By /s/ Kirk E. Gorman
                                             ----------------------
                                             Title: Senior Vice President and
                                             Chief Financial Officer

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Commitments
-----------

$68,000,000                          MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                     By
                                       ---------------------------------------

                                          Title:

$57,000,000                          BANK OF AMERICA NATIONAL
                                     TRUST AND SAVINGS
                                     ASSOCIATION

                                     By
                                       ---------------------------------------
                                          Title:


$57,000,000                          NATIONSBANK, N.A

                                     By
                                       ---------------------------------------
                                          Title:


$45,000,000                          FIRST UNION NATIONAL BANK

                                     By
                                       ---------------------------------------
                                          Title:


$43,000,000                          THE CHASE MANHATTAN BANK

                                     By
                                       ---------------------------------------
                                          Title:


                                       5
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$30,000,000                          PNC BANK, N.A.

                                     By
                                       ---------------------------------------
                                          Title:


$25,000,000                          BANCO POPULAR DE PUERTO RICO

                                     By
                                       ---------------------------------------
                                          Title:
                                     By
                                       ---------------------------------------
                                          Title:


$25,000,000                          THE FIRST NATIONAL BANK,
                                           OF CHICAGO

                                     By
                                       ---------------------------------------
                                          Title:


$25,000,000                          FLEET NATIONAL BANK

                                     By
                                       ---------------------------------------
                                          Title:


$25,000,000                          MELLON BANK, N.A.

                                     By
                                       ---------------------------------------
                                          Title:


$-0-                                 CORESTATES BANK, N.A.

                                     By
                                       ---------------------------------------
                                          Title:


                                       6